EXHIBIT 23





                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



       As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File Number 33-25304 and 333-00979.



                                     ARTHUR ANDERSEN LLP


Kansas City, Missouri
March 27, 1996